Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated April 1, 2020 to the Statement of Additional Information,
dated May 1, 2019, as supplemented October 8, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund, a series of AMG Funds II (the “Fund”), contained in the Fund’s Statement of Additional Information (the “Existing SAI”), dated and supplemented as noted above.

EFFECTIVE APRIL 1, 2020, SHARES OF THE FUND ARE NO LONGER OFFERED UNDER THE EXISTING SAI. SHARES OF THE FUND WILL BE OFFERED UNDER A NEW SEPARATE STATEMENT OF ADDITIONAL INFORMATION (THE “NEW STATEMENT OF ADDITIONAL INFORMATION”), DATED APRIL 1, 2020.

The New Statement of Additional Information contains important information about the Fund. All interested persons and prospective shareholders may visit https://www.amgfunds.com/resources/order_literature.html or call AMG Funds LLC, the investment manager of the Fund, toll-free at 800.548.4539 to obtain copies of the New Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE